THE
                                      WALL
                                     STREET
                                   FUND INC.






















                                 ANNUAL REPORT
                               December 31, 1997

                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997



COMMON STOCKS AND WARRANTS - 93.19%

                                                      MARKET
 SHARES                                               VALUE
 ------                                               -----

          BASIC MATERIALS - 2.60%
 10,000  +Arqule Inc. ............................ $ 230,312
135,000  +International Precious Metals Corp......   175,078
                                                   ---------
                                                     405,390
                                                   ---------

          CAPITAL GOODS - 7.49%
 75,000  +Flow Intl. Corp. .......................   714,844
  2,500   Hewlett Packard Co. ....................   156,250
  6,000   Telxon Corp. ...........................   144,000
  8,000  +Zygo Corp. .............................   152,000
                                                   ---------
                                                   1,167,094
                                                   ---------

          CONSUMER - CYCLICAL - 6.98%
  6,000  +Abercrombie & Fitch Co. ................   187,500
  3,500   Home Depot Inc. ........................   206,062
  5,500  +North Face Inc. ........................   121,172
  5,000  +Office Depot Inc. ......................   119,687
  6,000  +Pixar ..................................   130,875
  5,000  +Play by Play Toys & Novelties Inc.. ....    90,000
  5,000  +Polo Ralph Lauren Corp. - Class A ......   121,563
 12,000  +Zomax Optical Media ....................   110,250
                                                   ---------
                                                   1,087,109
                                                   ---------

          CONSUMER NON-CYCLICAL - 19.16%
  5,000  +Alza Corp. .............................   159,062
  7,000  +Biochem Pharma. Inc. ...................   146,125
  5,000  +Biogen Inc. ............................   182,187
  8,000  +Centocor Inc. ..........................   267,000
  7,000  +Chiron Corp. ...........................   119,219
  5,000  +Corixa Corp. ...........................    45,156
  5,000  +Genzyme Corp. ..........................   138,437
  5,000  +Genzyme Tissue Repair ..................    34,063
  5,000  +Healthcare Compare Corp. ...............   256,875
  5,000  +Healthsouth Rehabilitation Corp. .......   138,750
  8,000  +Incyte Pharmaceutics Inc. ..............   357,000
 10,000  +ISIS Pharmaceuticals ...................   124,375
 15,000  +Ligand Pharmaceuticals - Class B .......   194,063
  4,000  +Liposome Co. Inc. ......................    18,625
  5,000  +Martek Biosciences Corp. ...............    40,938
 15,000  +Perclose Inc. ..........................   288,750
  4,000   Pfizer Inc. ............................   298,250
  5,000  +Transkaryotic Therapies Inc. ...........   175,313
                                                   ---------
                                                   2,984,188
                                                   ---------

          DIVERSIFIED - 0.27%
500,000  +International UNP Holdings Ltd. ........    41,928
                                                   ---------

          ENERGY - 1.27%
 20,000  +Gulf Canada Resources ..................   140,000
  1,500   Unocal Corp ............................    58,219
                                                   ---------
                                                     198,219
                                                   ---------

          FINANCIAL 3.82%
  8,000   Allmerica Financial Corp. ..............   399,500
 10,000  +CCC Information Services Group .........   195,625
                                                   ---------
                                                     595,125
                                                   ---------

          REAL ESTATE 0.82%
  5,000   New Plan Realty Trust ..................   127,500
                                                   ---------

COMMON STOCKS AND WARRANTS (continued)

                                                     MARKET
 SHARES                                               VALUE
 ------                                               -----
                  SERVICES - 16.16%
 10,000  +At Home Corp. .......................... $ 250,625
  6,500  +Cendant Corp. ..........................   223,438
  6,000   Cintas Corp. ...........................   234,375
 15,000  +Electronic Processing ..................   174,375
100,000  +Executone Information Systems ..........   220,312
 10,000  +Faxsav Inc. ............................    25,312
  6,000   First Data Corp. .......................   175,500
 20,000  +Flexinternational Software .............   315,000
  5,000  +Lernout & Hauspie Speech ...............   230,625
 16,000  +Network Solutions ......................   210,500
  5,000   Ogden Corp. ............................   140,938
 15,000  +Spacehab Inc. ..........................   158,438
  4,000  +USA Waste Services Inc. ................   157,000
                                                   ---------
                                                   2,516,438
                                                   ---------

          TECHNOLOGY - 34.62%
  5,500  +Adaptec Inc. ...........................   204,531
  8,000  +Analog Devices Inc. ....................   221,500
  5,000  +Ascend Communications Inc. .............   122,969
  8,000  +Celeritek Inc. .........................   111,500
  5,000  +Ciena Corp. ............................   306,250
  7,000  +Cybermedia Inc. ........................   104,781
 15,000  +Excite Inc. ............................   450,469
  8,500  +Harbinger Corp. ........................   239,062
  3,000   Intel Corp. ............................   210,656
  4,000  +Manugistics Group Inc. .................   177,750
 10,000  +Metacreations Corp. ....................   110,625
  8,050   Netscape Communications Corp. ..........   195,716
 15,000  +Network Imagaing Corp. .................    13,828
 45,000  +Object Design Inc. .....................   381,094
  3,500  +Peoplesoft Inc. ........................   136,062
  7,000  +Qualcomm Inc. ..........................   353,719
 20,000  +Rogue Wave Software Inc. ...............   221,250
  7,000  +Sawtek Inc. ............................   184,187
 30,000  +Select Software Tools Ltd. Sponsored ADR   172,500
  5,000  +Sequent Computer Systems Inc. ..........   100,313
  2,000  +Tellabs Inc. ...........................   105,563
  4,000  +The Registry Inc. ......................   185,000
  5,000  +Vantive Corp. ..........................   125,625
 10,000  +Vitesse Semi-Conductor Corp. ...........   380,625
  7,500  +Worldcom Inc. ..........................   227,109
 10,000  +Xilinx Inc. ............................   350,000
                                                   ---------
                                                   5,392,684
                                                   ---------

                  WARRANTS - 0.00%
    875  +American Satellite Network
            Inc. Warrants ........................         0
                                                   ---------

         TOTAL COMMON STOCKS AND WARRANTS
         (Cost $13,068,457)                       14,515,675
                                                  ----------


                       See notes to financial statements.
                                                                          Page 1

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 1997


BONDS - 5.56%
PRINCIPAL                                            MARKET
  VALUE                                              VALUE
  -----                                              -----
          CONVERTIBLE BONDS - 5.56%
100,000   Alza Corp., Subordinated Debentures, 5.00%
          05/01/2006 ............................. $ 105,875
150,000 +^Bonneville Pacific Corp., Subordinated
            Debentures, 7.75% 08/15/2009 ..........  216,000
500,000   Executone Information Systems 7.50% 03/15  442,500
100,000   VLSI Technology Inc., Subordinated Notes,
          8.25% 10/01/2005 .......................   101,875
                                                  ----------
          TOTAL BONDS
          (Cost $360,266) ........................   866,250
                                                  ----------
          TOTAL INVESTMENTS
          (Cost $13,428,723)            98.75% .. 15,381,925

          OTHER ASSETS LESS LIABILITIES  1.25% ..    194,902
                                                 -----------
          TOTAL NET ASSETS             100.00% ..$15,576,827
                                                 ===========

(1)  Federal  Tax   Information:   At  December  31,  1997  the  net  unrealized
appreciation based on cost for Federal Income tax purposes of $13,442,893 was as follows:
     Aggregate gross unrealized appreciation for all investments in which  there  was an excess  of value  over  cost ........  $  3,491,719
                                                                  -----------
     Aggregate gross unrealized depreciation for all investments in
     which there was an excess of cost over value .............    (1,552,687)
                                                                  -----------
     Net unrealized appreciation ..............................   $ 1,939,032
                                                                  ===========

+   Non-income producing security.
^   Priced at fair value as determined by the Board of Directors.




THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997


ASSETS:
Investments in securities, at value
   (cost $13,428,723)  (Note 1) ...                   $ 15,381,925
Receivables:
  Investment securities sold ......   $    324,273
  Receivable from custodian .......         35,000
  Fund shares sold ................          4,076
  Interest and dividends ..........         21,528
                                            ------
                                                           384,877
Other assets ......................                          4,837
                                                      ------------
  Total Assets ....................                     15,771,639

LIABILITIES:
Cash Overdraft ....................                         84,398
Payables:
  Investment securities purchased .         79,844
  Investment adviser fee ..........         22,562
  Other payables and accrued
      expenses ....................          8,008
                                           -------
                                                           110,414
                                                      ------------
      Total Liabilities ...........                        194,812
                                                      ------------
        Net Assets ................                   $ 15,576,827
                                                      ============

Net Assets Consist of:
  Capital stock at par value ......                   $  2,122,796
  Additional paid in capital ......                     11,513,674
  Unrealized appreciation on
      investments .................                      1,953,202
  Accumulated net realized loss
      on investments ..............                        (12,845)
        Net Assets ................                   $ 15,576,827
                                                      ============

Net asset value and
  redemption price per share
  ($15,576,827/2,122,796 shares
  of capital stock outstanding)
  (Note 4) ........................                        $  7.34
                                                      ============

Maximum offering price per share
  (100/96 of $7.34) ...............                        $  7.65
                                                      ============


                       See notes to financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
Income:
   Dividends .....................   $    40,143
   Interest ......................        95,207
                                     -----------
Total income .....................       135,350

Expenses:
   Investment adviser fees
     (Note 3) ....................       118,476
   Transfer agent fees and
      dividend paying expenses ...        23,501
   Custodian fees ................        14,650
   Accounting services ...........        49,000
   Reports to shareholders .......        13,075
   Professional fees .............        20,247
   Directors fees and expenses ...        27,615
   Registration fees .............         8,500
   Miscellaneous .................        11,720
                                     -----------
Total Expenses ...................       286,784
                                     -----------
   Net investment loss ...........      (151,434)
                                     -----------

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 1)
Net realized gains from
   investment transactions .......       868,636
Net decrease in unrealized
   appreciation of investments ...    (1,054,196)
                                     -----------
Net realized and unrealized losses
   on investments ................      (185,560)
                                     -----------
Net decrease in net assets
   resulting from operations .....   $  (336,994)
                                     ===========



THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                             FOR THE           FOR THE
                                            YEAR ENDED        YEAR ENDED
                                            DECEMBER 31,      DECEMBER 31,
                                              1997               1996
                                              ----               ----


Net investment loss ...................   $   (151,434)   $   (105,420)
Net realized gains from
    investment transactions ...........        868,636       2,067,893
Net decrease in unrealized
    appreciation of investments .......     (1,054,196)       (333,671)
                                          ------------    ------------
Net increase (decrease) in net assets
    resulting from operations .........       (336,994)      1,628,802
Distributions to shareholders
    from:
Net realized gains from
    investment transactions
    ($0.41 and $1.15 per share,
    respectively) .....................       (834,155)     (2,009,946)
Net capital share transactions
    (Note 4) ..........................        808,663       1,937,669
                                          ------------    ------------
Total increase (decrease) in net assets       (362,486)      1,556,525

NET ASSETS:
Beginning of year .....................     15,939,313      14,382,788
                                          ------------    ------------
End of year ...........................   $ 15,576,827    $ 15,939,313
                                          ============    ============




                       See notes to financial statements                 Page 3

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) SECURITIES VALUATIONS - The value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. At December 31, 1997, the Fund held a security for which a market quotation was not readily available and which was valued in good faith by the Board of Directors. This security had a value of $216,000 representing 1.39% of the Fund's net assets.

(B) FEDERAL INCOME TAXES - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) OTHER - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1997, the Fund decreased additional paid-in-capital by $151,581, decreased accumulated net investment loss by $151,434 and decreased accumulated net realized loss by $147.

(2) PURCHASES AND SALES OF SECURITIES:
    Purchases and sales of investment securities, during the year ended December 31, 1997 aggregated $18,842,238 and $19,098,540, respectively.

(3) INVESTMENT ADVISORY FEES AND OTHER:
    The advisory agreement provides for advisory fees of 1/16 of 1% monthly (equivalent to 3/4 of 1% per annum) of the first $125,000,000 of average net assets of the Fund. The present advisory agreement also provides for the adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,00,000, 1 1/2% of the next $20,000,000 and 1% of any balance of the average daily net asset value.

    For the year ended  December 31, 1997,  Wall Street  Management  Corporation
(WSMC) earned investment advisory fees of $118,476 with no reimbursement to the Fund for expenses.

    The adviser also serves as the Fund's principal underwriter. For the year ended December 31, 1997, WSMC received $4,084 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

    The Fund has arranged for American Data Services, Inc., of which the Fund's Secretary and Treasurer is a principal, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totalled $72,501 for the year ended December 31, 1997.

    Morse,   Williams  &  Co.,  Inc.  (MWC),   100%  owner  of  WSMC,   performs
administrative services for the Fund. This includes costs of shared office expenses, rent, telephone charges and supply expenses. For the year ended December 31, 1997, no remuneration was paid by the Fund to MWC.

(4) CAPITAL STOCK:
At December 31, 1997 there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the year ended December 31, 1997 and the year ended December 31, 1996 were as follows:

                                 1997                           1996
                         --------------------           ---------------------
                        Shares          Amount         Shares           Amount
                        ------          ------         ------           ------
Shares sold ..........  293,230      $ 2,360,707        78,951       $  698,614
Shares issued for
   reinvestment of
   distribution from
   realized gains ....  100,096          705,679       243,015        1,905,236
Shares redeemed ...... (273,575)      (2,257,723)      (76,029)        (666,181)
                        -------      -----------       -------       ----------
Net increase .........  119,751      $   808,663       245,937       $1,937,669
                        =======      ===========       =======       ==========

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
Year Ended December 31,

                                                               1997     1996       1995      1994      1993      1992       1991
                                                               ----     ----       ----      ----      ----      ----       ----
Net asset value, beginning of year ..................... $    7.96  $    8.19  $   7.42  $   8.03  $   7.60  $   7.27  $    5.54
                                                         ---------  ---------  --------  --------  --------  --------  ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ...........................     (0.08)     (0.06)    (0.03)    (0.02)    (0.02)     0.01       0.03
Net realized and unrealized gains (losses)
   on investments ......................................     (0.13)      0.98      2.60     (0.38)     1.00      0.54       2.95
                                                         ---------  ---------  --------  --------  --------  --------  ---------
Total from investment operations .......................     (0.21)      0.92      2.57     (0.40)     0.98      0.55       2.98
                                                         ---------  ---------  --------  --------  --------  --------  ---------

LESS DISTRIBUTIONS
Dividends from net investment income ...................      0.00       0.00      0.00      0.00      0.00     (0.01)     (0.03)
Distribution from realized gains
   from security transactions ..........................     (0.41)     (1.15)    (1.80)    (0.21)    (0.55)    (0.21)     (1.21)
Return of capital distribution .........................      0.00       0.00      0.00      0.00      0.00      0.00      (0.01)
                                                         ---------  ---------  --------  --------  --------  --------  ---------
Total distributions ....................................     (0.41)     (1.15)    (1.80)    (0.21)    (0.55)    (0.22)     (1.25)
                                                         ---------  ---------  --------  --------  --------  --------  ---------

Net asset value, end of year ........................... $    7.34  $    7.96  $   8.19  $   7.42  $   8.03  $   7.60  $    7.27
                                                         =========  =========  ========  ========  ========  ========  =========

Total return** .........................................     (2.37%)    11.45%    36.50%    (4.86%)   13.17%     7.61%     54.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) .....................     15,577     15,939    14,383    11,080    11,561    11,202     11,032
Ratio of expenses to average net assets ................      1.82%      1.84%     2.02%     2.12%     2.04%     2.15%      2.10%
Ratio of expenses to average net assets,
   net of reimbursement ................................      1.82%      1.82%     1.90%     1.96%     1.96%     1.97%      1.98%
Ratio of net investment income (loss)
   to average net assets . .............................     (0.96%)    (0.70%)   (0.50%)   (0.47%)   (0.31%)   (0.08%)     0.30%
Ratio of net investment income (loss)
   to average net assets, net of reimbursement .........     (0.96%)    (0.68%)   (0.38%)   (0.31%)   (0.23%)    0.09%      0.43%
Portfolio turnover rate ................................    121.12%    142.11    143.27%    89.01%   107.22%   112.47%    159.52
Average commission rate paid+ ..........................      .0513     .0666       --        --       --        --         --


**  Excluding sales charge.
+ For fiscal years beginning on or after September 1, 1996, a fund is required to disclose its average commission rate per share for trades on which a commission is charged.

REPORT OF INDEPENDENT ACCOUNTANTS
To The Shareholders and Board of Directors of
The Wall Street Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of The Wall Street Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the seven years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the seven years in the period then ended, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 20, 1998
                                                                          Page 5

PRINCIPAL INVESTMENT CHANGES
For the year ended December 31, 1997

NEW POSITIONS
Advanced Digital Information Corp., Abercrombie & Fitch Co., Arqule, Inc., At Home Corp., CCC Information Services Group, Cendant Corp., Ciena Corp., Crescendo Pharmaceuticals, Corixa Corp., Cybermedia Inc., Electronic Processing, Faxsav Inc., Flexinternational Software Inc., Healthsouth Rehabilitation Corp., Network Imaging, Incyte Pharmaceutics Inc., Ligand Pharmaceuticals, Lernout & Hauspie Speech, Manugistics Group Inc., Network Solutions, Object Design Inc., Play by Play Toys & Novelties, Perclose Inc., Peoplesoft Inc., Qualcomm Inc., The Registry Inc., Polo Ralph Lauren Corp., Spacehab Inc., USA Waste Services Inc., Vantive Inc.

ELIMINATIONS
Alpha-Beta Technology Inc., Barrick Gold Corp., Adobe Systems Inc., Advanced Digital Information Corp., Amway Japan Ltd ADR, Altera Corp., Amgen Inc., Apac Teleservices, Anadarko Petroleum Corporation, Astea International Inc., Avant Corporation, Boeing Co., Crescendo Pharmaceuticals, Cellpro Inc., Comp USA Inc., Cisco Systems Inc., Digital Equipment Corp., Dresser Industries, Delia*s, Inc., Electronics For Imaging Inc., ESS Technology, Executive Telecard Ltd., Federation Resources, Federal National Mortgage Assoc., Fusion Systems Corp., Gap Inc., GTE Corp., ICC Technologies Inc., Idexx Laboratories Inc., IMC Global Inc., Jilin Chemical Ind., Johnson & Johnson, Kasten Chase Applied Research, McDonalds Corp., Millicom Int'l. Cellular S.A., Metromedia International Group, Minnesota Mining & Manufacturing Co., Motorola Inc., Merck & Co., Nematron Corp., Nucor, Octel Communications Corp., On Technology Corp., Oracle Systems Corporation, Paging Network Inc., Premis Corporation, Parametric Technologies, Qualmark Corporation, Raptor Systems Inc., Rational Software Corp., Retirement Care Associates Inc., Renaissance Solutions Inc., Structural Dynamics, Seagate Technology, Search Financial Services Inc., Stevens International CL A Warrants, Saks Holdings Inc., Synopsys Inc., Sport-Haley Inc., Strategic Distribution
Inc., Stevens Graphics Series A, Tiffany & Co., U-Ship Inc., Vencor Inc., Wisconsin Central Trans, Zoltek Companies Inc. Convertible Bonds: Air & Water Technologies 8.00%, 05/15/2015.

This report is not to be construed as an offering for the sale of The Wall Street Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth details of the Fund including the sales charge and other material information.



--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN++



                          AVERAGE ANNUAL TOTAL RETURN

               After Sales Charge at the Beginning of each period
                      including Reinvestment of Dividends.

             1 YEAR: (6.25%)     5 YEAR: 8.95%      10 YEAR: 11.25%

[Graph omitted here]
Graph depicts the performance of an initial investment of $10,000 in the Wall Street Fund versus the Russell 2000 Index for the periods 1987 through 1997.

                                Wall Street                   Russell 2000
                                   Fund                          Index
                                   ----                          -----
Initial
  Investment 1987                $10,000.00                  $10,000.00
1988                              11,230.77                   12,237.22
1989                              13,722.41                   13,976.97
1990                              10,928.29                   10,978.28
1991                              16,869.28                   15,773.19
1992                              18,152.30                   18,353.33
1993                              20,642.21                   21,474.09
1994                              19,543.94                   20,790.65
1995                              26,681.27                   26,239.10
1996                              29,735.78                   30,112.22
1997                              29,032.18                   36,291.45


The maximum initial sales charge payable on an investment in the Fund was 5.50% at December 31, 1987. At public offering price of $10,000, the net investment in the Fund would be $9,450, assuming no waiver or reduction of sales charges. Currently, the maximum sales charge is 4.0%. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

++ Not covered by report of independent accountants.


--------------------------------------------------------------------------------

MANAGEMENTS DISCUSSION OF
FUND PERFORMANCE

     The Fund's broad diversification policy combined with Fund Management's stock selection were significant factors contributing to Fund performance in 1997. Management's strategy of investing in companies selected from a variety of broad industry groups and investing in a large number of different companies with strong fundamental growth characteristics provides protection from long term fundamental portfolio risk. Fund Management's analytical emphasis on a company's future sustainable earnings growth and the quality of corporate management are also important to Fund performance.
     Market prices for your Fund's investments generally increase due to strong corporate earnings and the perception of future earnings. The very high inflow of new funds into the US market increased the prices of large capitalization businesses as investors bought these names and ignored many excellent smaller and medium capitalization issues. Events in Asia changed market perceptions concerning future growth during the last quarter of 1997. Your fund includes small, medium as well as large capitalization issues but is weighted in the faster growing smaller companies.

                                                               February 20, 1998


Dear Shareholders:

    The perception of financial events across Asia, an area the world had come to anticipate as a major geographic area of present and future growth, had an impact on the funds performance. The impact of these events on most of your stocks was unwarranted with the "baby being thrown out with the bath water".

    The positive return we had through September was taken away by an external event, the Asian financial crisis. The subsequent rebound we are experiencing in 1998 attests to the markets short term misperception that impacted our investments. Despite this difficulty your fund has enjoyed an average return of 15% per annum since the end of 1990. To date in 1998 the Fund is up 10% as compared with the Russell 2000 index, which is up 4%.

    While we are constructive on the equity market for the next several years it has become apparent that money flows last year went into larger capitalization stocks and index related securities. This created an anomaly in 1997 where the overvalued stocks became more overvalued and the undervalued stocks more undervalued. The basic law of investments, that money flows to the higher rates of return, has been delayed during this period of intense money flows and, in our opinion, will reassert itself in 1998. Funds will, at this point, begin to seek the higher earnings potential investments such as those in the fund's portfolio.

    While we may have been "early" in some of the investment selections, we strongly believe in our methodology and perceptions of dynamic, persistent future growth. We have exceptionally good, high growth opportunities in the information, telecommunications, and high technology areas - drivers of productivity increases. Life science investments in biotechnology and health care are, additionally, solid opportunities. In fact, the biotechnology companies are now being called "biopharmas" as more and more effective products are coming to market. Selected investments in the services area with dynamic and proven managements are taking advantage of this aspect of economic growth, from outsourcing to internet companies. These businesses are where the real growth is and will be experienced. Sooner or later the vast amounts of funds in the markets will turn to these high earnings potential investments to provide above average returns. The trigger points are likely to be the recognition that the Asian issues are perceived soluble and, more importantly, that the investments deliver their earnings. We expect this to occur in 1998.

    The overall economy in the U.S. is strong and likely to continue at a real GDP growth of 3%. The Asian impact is anticipated to have minimum consequences to our growth rate as the European recovery is taking up any slack in demand. The Federal Reserve's purchases of U.S. debt from overseas holders has created an above average growth rate in the U.S. monetary base, which ensures above average liquidity and is stimulative to economic activity.

    In the past when your investments have had a lagging performance due to external events, such as during the Kuwait Desert Storm period, the rebound has been impressive. We look forward to higher portfolio values this year and over the visible horizon. Please don't hesitate to contact me if you have any questions.

                                               Sincerely,

                                               /s/ Robert P. Morse
                                               Robert P. Morse
                                               President

DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


ADVISORY BOARD
Peter Bruno


OFFICERS
Robert P. Morse, President
Michael R. Linburn, Vice President
Allen C. Post, Vice President
Michael Miola, Secretary, Treasurer


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York,
New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER  AGENT
AMERICAN DATA SERVICES
150 Motor  Parkway
Hauppauge,  New York 11788


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1301 Avenue of the Americas
New York, New York 10019